Exhibit 10.1

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Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

AMENDMENT to LICENSE AGREEMENT
between
BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.
and
BRISTOL-MYERS SQUIBB COMPANY

This AMENDMENT (this “Amendment”) dated as of the date last signed by a party below (the “Amendment Date”) is made to the License Agreement dated July 8, 2016 (the “License Agreement”) between Bristol-Myers Squibb Company, a Delaware corporation, headquartered at 345 Park Avenue, New York, New York 10154 (“BMS”), and Biohaven Pharmaceutical Holding Company Ltd., a British Virgin Islands business company, with its registered office address of P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands (“Company”). BMS and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties have entered into the License Agreement which, among other things and subject to the terms and conditions thereof, grants certain licenses to Company;
WHEREAS, the Parties desire to amend the License Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the License Agreement and for other good and valuable consideration, the Parties hereby agree as follows:

1. CAPITALIZED TERMS
Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the License Agreement.

2. UPFRONT CONSIDERATION
In consideration for entering into this Amendment, Company shall pay to BMS within five (5) Business Days of the Amendment Date, a nonrefundable, noncreditable payment of Fifty Million United States Dollars ($50,000,000.00) (the “Upfront Payment”) in cash by wire transfer into an account designated in writing by BMS.

3. AMENDMENTS TO ARTICLE 1
3.1    Section 1.17 is amended and restated in its entirety as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

1.17    “Competitive Compound” means any small molecule that is not a Licensed Compound and that is designed to, and in fact specifically [***] For the avoidance of doubt, Competitive Compounds shall not include antibodies, antibody fragments or peptides.

3.2    Section 1.57 is amended and restated in its entirety as follows:
1.57    “Sublicense Revenues” means all consideration Company or an Affiliate of Company receives from a Sublicensee pursuant to any Sublicense or assignment of rights to the BMS Patents, BMS Know-How, the Licensed Compounds and/or Licensed Products including any upfront payment, milestone payments and royalty payments (excluding that portion of any milestone or royalty payment made by a Sublicensee that is intended to reimburse Company for its milestone and royalty obligations to BMS under Article 8 hereof), collaboration fee, and premiums on equity investments in Company or the applicable Affiliate (with the premium to be reasonably allocated to the value of this Agreement as compared the Company’s or the Affiliate’s other assets); provided, that if such equity investment is coupled with a change of control of the Company (as defined under the Securities Exchange Act of 1934, as amended, or equivalent legislation outside of the U.S., if applicable), then any such equity premium will be included only to the extent that such premium is more than [***] above the volume weighted average price of the common stock of Company for the [***] trading days on the Nasdaq Stock Market ending on the date that is [***] trading days on the Nasdaq Stock Market prior to the first public announcement of the proposed equity investment, but excluding, for clarity, any amounts received by Company or its Affiliates: (a) as bona fide, fair market value, actual reimbursement for research, Development or Commercialization activities performed or paid for by Company after the grant of a Sublicense, and only to the extent they are documented and are reasonably detailed in a written report provided to BMS; (b) for reimbursement of Company’s fully-burdened cost to manufacture and supply Licensed Products or Licensed Compounds; or (c) in the form of bona fide loans made by Sublicensee to Company. For clarity Sublicense Revenues include the difference between (x) the Sublicense Revenue payment or royalty received by Company from a Sublicensee on Net Sales or for a given milestone event and (y) the payment Company pays to BMS for a particular payment under the Agreement for the same Net Sales or event (e.g., (i) the difference between the milestone payment Company receives from a Sublicensee and the milestone payment Company pays to BMS for the same milestone event or (ii) the difference between the royalty rates for a given tier).
Section 1.58 is amended and restated in its entirety as follows:
1.58    “Sublicense” means a grant of rights (whether by way of a sublicense, assignment, or otherwise) by Company to an Affiliate or a Sublicensee (or by an Affiliate of Company to a Sublicensee) under any of the rights licensed to Company by BMS under Section 2.1 with respect to the Development, manufacture, or Commercialization of any Licensed Product or Licensed Compound, and includes any reverse co-promotion agreements. For clarity, a Distributor is not considered a Sublicensee.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

4. AMENDMENTS TO ARTICLE 2
4.1    The first paragraph of Section 2.2 is amended and restated in its entirety as follows:
2.2     Sublicenses. Company (or an Affiliate of Company, to the extent of any permitted assignment under Section 15.5.2) shall have the right to grant Sublicenses with respect to the rights licensed to Company under Section 2.1: (x) to its Affiliates, through multiple tiers, including to its wholly owned subsidiary, Biohaven Pharmaceutical Product No.2000 Ltd., a British Virgin Island corporation (each a “Sublicensed Affiliate”), without the prior written consent of BMS, (y) to a third party manufacturer to make Licensed Compounds or Licensed Product for the benefit of Company without the prior written consent of BMS provided that such Sublicense relates only to the manufacturing of Licensed Compounds or Licensed Products and (z) to a Third Party (other than to any Third Party referred to in (y) above) subject to BMS’ prior written consent (not to be unreasonably withheld or delayed), provided that, in each case (x), (y) and (z), such Sublicenses are granted solely in accordance with this Section 2.2:
4.2    In Section 2.2.1 and Section 2.2.3, the term “BVI Subsidiary” is replaced with “Sublicensed Affiliate” in each occurrence.
4.3    A new Section 2.2.4 is added as follows:
2.2.4    In the event the Company’s equity interest in a Sublicensed Affiliate becomes diminished by equity investments by Third Party(s) such that Company no longer has control over the Affiliate, as defined in Section 1.2, the Sublicensed Affiliate shall thereafter be deemed to be a Sublicensee, as defined in Section 1.60, without requiring BMS’ prior written consent, but provided that (i) a Sublicense Agreement is entered into with that former Sublicensed Affiliate, (ii) Company complies with the terms and conditions of Section 2.2.1 in relation to the Sublicense to this former Sublicensed Affiliate, and (iii) the applicable amounts received by Company or that Affiliate in relation to such equity investment qualify as Sublicense Revenue for the purposes of this Agreement (including Section 8.3).

5. ARTICLE 5 AMENDMENTS
5.1    Section 5.6.1 is amended and restated in its entirety as follows:
5.6.1    During the period that ends [***] years after the Effective Date, neither Company nor its Affiliates (or any Sublicensee of Company or any Affiliate of such Sublicensee) shall itself or through any Third Party, or in collaboration with any Third Party, engage, directly or indirectly in the clinical Development or Commercialization of a Competitive Compound wherein the Competitive Compound has been investigated in a Clinical Trial.
5.2    The period at the end of Section 5.6.2(b) is replaced by “; or” and a new Section 5.6.2(c) is added as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

(c)    discontinue the Development of the Competitive Compound, including without limitation by withdrawing any INDs for the Competitive Compound, within [***] after the Triggering Event.

6. ARTICLE 8 AMENDMENTS
6.    Section 8.4.1 is amended and restated in its entirety as follows:
8.4.1     Subject to the terms of this Agreement, Company shall pay to BMS tiered royalties based on the total annual worldwide Net Sales in the Territory of each Licensed Product (including all indications and formulations for such Licensed Product) during the applicable Royalty Term for such Licensed Product. The royalty payable with respect to each particular Licensed Product shall be calculated by multiplying the applicable royalty rate below by the portion of total annual worldwide Net Sales in the applicable tier in a Calendar Year of the applicable Licensed Product by Company, its Affiliates, and Sublicensees in the Territory, as follows:

Portion of total annual worldwide Net Sales in a Calendar Year for such Licensed Product that falls within the following tiers:	Royalty Rate
	BMS-927711 / rimegepant	BMS-743413 / BHV-3500
≤ [***] (“Tier 1”)	[***]%	[***]%
> [***] (“Tier 2”)	[***]%	[***]%
> [***] (“Tier 3”)	[***]%	[***]%

By way of example, in a given Calendar Year, if the total annual worldwide Net Sales for the Licensed Product BMS-927711 / rimegepant is [***], the following royalty payment would be payable under this Section 8.4 (subject to the reductions set forth below): ([***]% x [***]) + ([***]% x [***]) = [***]. If the total annual worldwide Net Sales for the Licensed Product BMS-743413 / BHV-3500 is [***], the following royalty payment would be payable under this Section 8.4 (subject to the reductions set forth below): ([***]% x [***]) + ([***]% x [***]) = [***]. For clarity, all dosages, dosage forms, SKUs, methods of delivery and presentations of a Licensed Product containing the same Licensed Compound shall be considered as one Licensed Product for purposes of this Section 8.4.1.

7. ARTICLE 15 AMENDMENTS

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

7.1    Section 15.1, Right of First Negotiation, is deleted and restated in its entirety as follows:
15.1    Reserved.
7.2    Section 15.5.2 is amended and restated in its entirety as follows:
15.5.2     Company may, without BMS’ consent, (x) assign, delegate or transfer some or all of its rights and obligations hereunder to any Affiliate of Company, and (y) assign or transfer all of its rights and obligations hereunder to a successor in interest by reason of merger, consolidation or sale of substantially all of the assets of Company related to the Licensed Compounds or Licensed Products (and so long as such assignment or transfer includes, without limitation, all Approvals, all manufacturing assets relating to this Agreement, and all rights and obligations under this Agreement); provided, however, that such successor in interest shall have agreed prior to such assignment or transfer to be bound by the terms of this Agreement in a writing provided to BMS and no such assignment shall relieve the Company of any obligations or liability accrued prior to the date of assignment except as may be agreed to in writing by BMS.
7.3    Section 15.5.4 is amended and restated in its entirety as follows:
15.5.4 (a)    In the event that BMS assigns, delegates or otherwise transfers this Agreement, in whole or in part, to an Affiliate of BMS, BMS hereby agrees to be jointly and severally liable with any such Affiliates for the actions of such Affiliates and for any and all amounts that become due and payable hereunder to Company.
(b)     In the event that Company assigns, delegates or otherwise transfers any rights or obligations under this Agreement to an Affiliate of Company pursuant to Section 15.5.2, Company hereby agrees to (i) be jointly and severally liable with any such Affiliate for the actions of such Affiliate and for any failure by such Affiliate to comply with the terms and conditions of this Agreement, (ii) unless otherwise agreed by the Parties, remain primarily responsible for all payments due and the making of reports under this Agreement by any such Affiliate: provided that any assignment, delegation or other transfer of rights and obligations hereunder pursuant to Section 15.5.2 shall terminate and all rights of such Affiliate under this Agreement shall terminate effective upon the termination under Article 13 of the license from BMS to Company with respect to such assigned, delegated or transferred rights and obligations as if such rights had not been assigned, delegated or transferred.
(c)     If Company transfers or assigns this Agreement, in whole or in part, and such transfer or assignment has an adverse tax consequence to BMS, then Company shall make additional payments BMS under this Agreement to provide BMS the payments that would have been due to BMS had such transfer or assignment not occurred.
7.4.    Section 15.15 is amended and restated in its entirety as follows:
15.15    Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party shall remain responsible for the performance by its Affiliates as if

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

such obligations were performed by such other Party. In particular, Company shall remain responsible for the performance by its Sublicensed Affiliates.
8. MISCELLANEOUS
8.1    Full Force and Effect. Except as expressly amended by this Amendment, the License Agreement remains in full force and effect.
8.2     Counterparts; Electronic Delivery. This Amendment may be executed in counter-parts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

* Signature Page Follows *

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(B)(4) and 240.24b-2

IN WITNESS WHEREOF, each Party has caused this Amendment to be duly executed by their respective duly authorized officers.

BIOHAVEN PHARMACEUTICAL HOLDING COMPANY LTD.

By:    /s/ Donnie McGrath
(signature)

March 9, 2018

Name:    Donnie McGrath

Title:	Chief Corporate Strategy & Business Development

BRISTOL-MYERS SQUIBB COMPANY

By:    /s/ Paul Biondi
(signature)

March 9, 2018

Name:    Paul Biondi

Title:    Head of Business Development

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.